Exhibit 11
DRINKER BIDDLE & REATH LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
(215) 988-2700
Fax: (215) 988-2757
www.dbr.com
January 24, 2007
Goldman Sachs Trust
71 South Wacker Drive, Suite 500
Chicago, Illinois 60606
Dear Sir or Madam:
     We have acted as counsel for Goldman Sachs Trust (the “Trust”), a Delaware statutory trust, in connection with the proposed acquisition by the investment portfolios listed below that are offered by the Trust (the “Acquiring GST Funds”) of the assets and liabilities of the investment portfolios listed below that are offered by the AXA Enterprise Funds Trust, AXA Enterprise Multimanager Funds Trust and The Enterprise Group of Funds, Inc. in exchange for shares of the Acquiring GST Funds:

AXA Enterprise Funds Trust	GST Funds
AXA Enterprise Capital Appreciation Fund	Goldman Sachs Structured U.S. Equity Fund
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class C Shares	Class C Shares
Class Y Shares	Institutional Shares

AXA Enterprise Deep Value Fund	Goldman Sachs Large Cap Value Fund
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class C Shares	Class C Shares
Class Y Shares	Institutional Shares

AXA Enterprise Funds Trust	GST Funds
AXA Enterprise Equity Fund	Goldman Sachs Structured Large Cap Growth Fund
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class C Shares	Class C Shares
Class Y Shares	Institutional Shares

AXA Enterprise Equity Income Fund	Goldman Sachs Growth and Income Fund
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class C Shares	Class C Shares
Class Y Shares	Institutional Shares

AXA Enterprise Growth and Income Fund	Goldman Sachs Growth and Income Fund
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class C Shares	Class C Shares
Class Y Shares	Institutional Shares

AXA Enterprise International Growth Fund	Goldman Sachs Strategic International Equity Fund
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class C Shares	Class C Shares
Class Y Shares	Institutional Shares

AXA Enterprise Large Cap Growth Fund	Goldman Sachs Capital Growth Fund
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class C Shares	Class C Shares
Class Y Shares	Institutional Shares

AXA Enterprise Small Company Growth Fund	Goldman Sachs Structured Small Cap Growth Fund
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class C Shares	Class C Shares
Class Y Shares	Institutional Shares

AXA Enterprise Funds Trust	GST Funds
AXA Enterprise Small Company Value Fund	Goldman Sachs Structured Small Cap Value Fund
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class C Shares	Class C Shares
Class Y Shares	Institutional Shares

AXA Enterprise Government Securities Fund	Goldman Sachs Government Income Fund
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class C Shares	Class C Shares
Class Y Shares	Institutional Shares

AXA Enterprise High-Yield Bond Fund	Goldman Sachs High Yield Fund
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class C Shares	Class C Shares
Class Y Shares	Institutional Shares

AXA Enterprise Short Duration Bond Fund	Goldman Sachs Enhanced Income Fund
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class C Shares	Class A Shares
Class Y Shares	Institutional Shares

AXA Enterprise Tax-Exempt Income Fund	Goldman Sachs Municipal Income Fund
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class C Shares	Class C Shares
Class Y Shares	Institutional Shares

AXA Enterprise Money Market Fund	Goldman Sachs Institutional Liquid Assets Prime Obligations Portfolio
Class A Shares	ILA Service Shares
Class B Shares	ILA B Shares
Class C Shares	ILA C Shares
Class Y Shares	ILA Service Shares

The Enterprise Group of Funds, Inc.	GST Funds
AXA Enterprise Growth Fund	Goldman Sachs Capital Growth Fund
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class C Shares	Class C Shares
Class Y Shares	Institutional Shares

AXA Enterprise Multi-Manager Funds Trust	GST Funds
AXA Enterprise Multi-Manager Core Equity Fund	Goldman Sachs Structured U.S. Equity Fund
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class C Shares	Class C Shares
Class P Shares	Class A Shares
Class Y Shares	Institutional Shares

AXA Enterprise Multi-Manager Growth Fund	Goldman Sachs Structured Large Cap Growth Fund
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class C Shares	Class C Shares
Class P Shares	Class A Shares
Class Y Shares	Institutional Shares

AXA Enterprise Multi-Manager Mid Cap Growth Fund	Goldman Sachs Growth Opportunities Fund
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class C Shares	Class C Shares
Class P Shares	Class A Shares
Class Y Shares	Institutional Shares

AXA Enterprise Multi-Manager Mid Cap Value Fund	Goldman Sachs Mid Cap Value Fund
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class C Shares	Class C Shares
Class P Shares	Class A Shares
Class Y Shares	Institutional Shares

AXA Enterprise Multi-Manager Funds Trust	GST Funds
AXA Enterprise Multi-Manager Value Fund	Goldman Sachs Structured Large Cap Value Fund
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class C Shares	Class C Shares
Class P Shares	Class A Shares
Class Y Shares	Institutional Shares

AXA Enterprise Multi-Manager International Equity Fund	Goldman Sachs Structured International Equity Fund
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class C Shares	Class C Shares
Class P Shares	Class A Shares
Class Y Shares	Institutional Shares

AXA Enterprise Multi-Manager Technology Fund	Goldman Sachs Tollkeeper Fund
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class C Shares	Class C Shares
Class P Shares	Class A Shares
Class Y Shares	Institutional Shares

AXA Enterprise Multi-Manager Core Bond Fund	Goldman Sachs Core Plus Fixed Income Fund
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class C Shares	Class C Shares
Class P Shares	Class A Shares
Class Y Shares	Institutional Shares

AXA Enterprise Aggressive Allocation Fund	Goldman Sachs Equity Growth Strategy Portfolio
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class C Shares	Class C Shares
Class Y Shares	Institutional Shares

AXA Enterprise Multi-Manager Funds Trust	GST Funds
AXA Enterprise Conservative Allocation Fund	Goldman Sachs Balanced Strategy Portfolio
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class C Shares	Class C Shares
Class Y Shares	Institutional Shares

AXA Enterprise Moderate Allocation Fund	Goldman Sachs Growth and Income Strategy Portfolio
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class C Shares	Class C Shares
Class Y Shares	Institutional Shares

AXA Enterprise Moderate Plus Allocation Fund	Goldman Sachs Growth Strategy Portfolio
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class C Shares	Class C Shares
Class Y Shares	Institutional Shares
The aforementioned proposed acquisition is referred to herein as the “Reorganization.”
     This opinion relates to shares of beneficial interest of the Trust (the “Shares”) (par value $0.001 per Share) to be issued in the Reorganization, and is furnished in connection with the Trust’s Registration Statement on Form N-14 under the Securities Act of 1933, as amended (the “Registration Statement”).
     In rendering the opinion hereinafter set forth, we have considered such legal and factual matters as we have deemed necessary and have assumed that: (i) all documents submitted to us as originals are authentic, the signatures thereon are genuine and the persons signing the same were of legal capacity; (ii) all documents submitted to us as certified or photostatic copies conform to the original documents and that such originals are authentic; and (iii) all certificates of public officials upon which we have relied have been duly and properly given and that any public records reviewed by us are complete and accurate.
     This opinion is based exclusively on the laws of the State of Delaware and the federal law of the United States of America.

     On the basis of and subject to the foregoing, we are of the opinion that upon the prior satisfaction of the conditions contained in the Agreements and Plans of Reorganization described in the Registration Statement (the “Reorganization Agreements”), the Shares, when issued pursuant to the Reorganization Agreements and in the manner referred to in the Registration Statement, will be validly issued, fully paid and non-assessable by the Trust, and that the holders of the Shares will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of the State of Delaware (except that we express no opinion as to such holders who are also Trustees of the Trust). Pursuant to Section 2 of Article VIII of the Trust’s Agreement and Declaration of Trust, the Trustees have the power to cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer, servicing or similar agent charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means).
     This opinion is solely for the use of the Trust and may not be referred to or used for any other purpose or relied on by any other persons without our prior written approval. This opinion is limited to the matters set forth in this letter and no other opinions should be inferred beyond the matters expressly stated.
     We hereby consent to the filing of this opinion as an exhibit to the Registration Statement. This does not constitute a consent under section 7 of the Securities Act of 1933, and in so consenting we have not certified any part of the Registration Statement and do not otherwise come within the categories of persons whose consent is required under section 7 or under the rules and regulations of the Securities and Exchange Commission issued thereunder.

Very truly yours,

/s/ Drinker Biddle & Reath LLP Drinker Biddle & Reath LLP